Derivative Liabilities	12 Months Ended
Feb. 29, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Liabilities

13.	Derivative Liabilities

Derivate liabilities consist of warrants that were originally issued in private placements that have exercise prices denominated in United States dollars, which differs from the Company’s functional currency (Canadian dollars) (Note 9 and 15). The fair value of these warrants as at February 29, 2012 is $29,637 (2011 - $138,465). The fair value of warrants as at February 29, 2012 was determined using the Black-Scholes warrant pricing model using the following weighted average assumptions: risk free interest rate of 1.12% (2011 – 1.00%-1.27%), expected life of 0.90 (2011 – 0.19 year-0.77 year), volatility of 245.12% (2011 – 167.66%) and expected dividend of 0% (2011 – 0%).